United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

                    October 26, 2021 (October 21, 2021)

Date of Report (Date of earliest event reported)

International Seaways, Inc.

(Exact Name of Registrant as Specified in Charter)

            1-37836-1

Commission File Number

Marshall Islands	98-0467117
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

600 Third Avenue, 39th Floor

           New York, New York 10016

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 578-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Symbol	Name of each exchange on which registered
Common Stock (no par value)	INSW	New York Stock Exchange
8.5% Senior Notes due 2023	INSW - PA	New York Stock Exchange

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry Into a Material Definitive Agreement.

As of October 21, 2021, a subsidiary of International Seaways, Inc. (the “Company”) (Diamond S Shipping Inc., or the “Borrower”) entered into (1) a technical amendment to a credit agreement dated as of March 27, 2019, as amended from time to time, comprising $360 million of secured debt facilities, with Nordea Bank ABP, New York Branch, as administrative agent thereunder, and (2) a technical amendment to a credit agreement dated as of December 23, 2019, as amended from time to time, comprising $525 million of secured debt facilities, with Nordea Bank ABP, New York Branch, as administrative agent thereunder. The amendments correct an administrative error and omission in each credit agreement in respect of appraisal reporting requirements. The description of the amendments set forth in this Item 1.01 is qualified in its entirety by reference to the full text of the amendments, a copy of each of which is filed as an exhibit to this Current Report on Form 8-K and which is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Pursuant to General Instruction B.2 of Form 8-K, the following exhibit is furnished with this Form 8-K.

Exhibit No.	Description

10.1	Technical Amendment to Credit Agreement dated as of March 27, 2019, as amended.

10.2	Technical Amendment to Credit Agreement dated as of December 23, 2019, as amended.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SEAWAYS, INC.
(Registrant)

Date: October 26, 2021	By	/s/ James D. Small III
Name: James D. Small III Title: Chief Administrative Officer, Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Technical Amendment to Credit Agreement dated as of March 27, 2019, as amended.

10.2	Technical Amendment to Credit Agreement dated as of December 23, 2019, as amended.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).